LIMITED WAIVER TO CREDIT AGREEMENT LIMITED WAIVER TO CREDIT AGREEMENT (this “Agreement”), dated effective as of November 15, 2018, among NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C., a Delaware limited liability company (the “Borrower”), NOBILIS HEALTH CORP., a British Columbia corporation (the “Parent”), NORTHSTAR HEALTHCARE HOLDINGS, INC., a Delaware corporation (“Holdings”), the other Loan Parties (as defined in the Credit Agreement (defined below)) party hereto, COMPASS BANK (in its individual capacity, “Compass Bank”) in its capacity as Swingline Lender, LC Issuing Lender and administrative agent (the “Administrative Agent”) and the Lenders (defined below) party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below. W I T N E S S E T H: WHEREAS, the Borrower, the Parent, Holdings, the other Loan Parties party thereto, the lenders party thereto (the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of October 28, 2016 (as previously amended and as from time to time hereafter amended, supplemented or otherwise modified, the “Credit Agreement”). WHEREAS, certain Events of Default have occurred and are continuing under Section 8.1(b) of the Credit Agreement due to the Borrower’s failure to comply with (a) the financial covenants in Section 7.11(a) and Section 7.11(b) of the Credit Agreement as of the last day of the fiscal quarter of the Borrower ended September 30, 2018 and (b) the restrictions on Restricted Payment contained in Section 7.6 of the Credit Agreement (collectively, the “Specified Defaults”). WHEREAS, as a result of the Specified Defaults, the Administrative Agent has the right to exercise all rights and remedies available to it under the Credit Agreement, the other Loan Documents and applicable law. WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto (the “Consenting Lenders”) have agreed, subject to the terms and conditions set forth herein, to waive certain provisions of the Credit Agreement as specifically set forth herein. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the above Recitals and as follows: SECTION 1. Limited Waiver. Pursuant to Section 10.1 of the Credit Agreement, and upon the occurrence of the Waiver Effective Date (as defined in Section 4 below), each Lender hereby temporarily waives each Specified Default during the period (the “Waiver Period”) commencing on the Waiver Effective Date and ending on the earlier to occur of (a) an Event of Default other than the Specified Defaults and (b) the date that is 45 days after the Waiver Effective Date, after the earlier of which such Specified Defaults shall spring back into existence. SECTION 2. Other Covenants and Agreements. Each Loan Party hereby agrees as follows: (a) Administrative Agent Consultant. Without limiting the obligations of the Borrower under the Credit Agreement, expressly (i) consents to retention by counsel to the Administrative Agent of one or more consultants, advisors and/or other professionals in connection with the Credit Agreement and 501951041 v5 1205867.00001 the other Loan Documents, in each case, as permitted under such Loan Documents (including, but not limited to Section 10.4(a) of the Credit Agreement), but subject to the limitations and restrictions thereof, including for the purpose of analyzing the sales, collections, cash flow and similar operations of the Parent and its subsidiaries (each a “Consultant”), (ii) agrees to pay the reasonable fees and out-of-pocket expenses (including payment of the amount of any reasonable retainer) of such Consultants promptly upon demand from time to time by the Administrative Agent and (iii) agrees to provide the Administrative Agent and such Consultants with such information and direct access to the books, records and management of Parent, Holdings, the Borrower and the other Loan Parties during reasonable business hours as reasonably requested by the Administrative Agent or any such Consultant. (b) Borrower Consultant. Within five (5) Business Days following the Waiver Effective Date, the Loan Parties shall, at their sole cost and expense, retain Morris Anderson (the “Borrower Consultant”), which consultant was selected by the Loan Parties and is acceptable to the Administrative Agent, to assist management with the review, evaluation and improvement of their operations and financial performance, on terms and conditions reasonably acceptable to the Administrative Agent, which shall include (i) direct access by the Borrower Consultant to the Parent, Holdings and the Borrower during reasonable business hours, (ii) the ability to take on the role of chief restructuring officer upon the occurrence of certain subsequently determined retention trigger events as reasonably and mutually agreed by the Loan Parties and the Administrative Agent in their respective sole discretion and (iii) the Administrative Agent and the Consultant having direct and unrestricted access to the Borrower Consultant and direct communications with such Borrower Consultant, either with the Borrower, Parent or Holdings or their counsel present or without the presence of Borrower, Parent or Holdings or their counsel. Within thirty (30) Business Days following the Waiver Effective Date, the Loan Parties shall deliver to the Administrative Agent a business plan (approved by the Borrower’s board of directors) together with supporting financial projections and other information in support thereof in form and with detail reasonably acceptable to the Administrative Agent, which shall include an assessment of strategic alternatives available to the Loan Parties and provide for a permanent resolution of the Specified Defaults and other identified issues to be mutually agreed, including but not limited to liquidity matters. (c) Cash Flow Reports. Provide the following cash flow reports, in each case, for the Borrower and its Subsidiaries on a consolidated basis and otherwise, in form and substance reasonably satisfactory to the Administrative Agent: (a) on or prior to the Waiver Effective Date, the Borrower shall prepare and deliver to the Administrative Agent a rolling cash flow forecast for the 13-week period commencing as of such date (the “Initial Cash Flow Forecast”) and (b) thereafter, on each subsequent Wednesday (or such later date as may be agreed to by the Administrative Agent in its reasonable discretion), an updated Cash Flow Forecast for the succeeding 13 weeks (the “Updated Cash Flow Forecast” and, together with the Initial Cash Flow Forecast, the “Cash Flow Forecasts”), each along with a certificate of the chief financial officer of the Borrower to the effect that such Cash Flow Forecast reflects the Borrower’s good faith projection of such weekly cash receipts and disbursements and ending balance of available cash (as of the last Business Day of each week) for the Borrower and its Subsidiaries on a consolidated basis. To the extent that any Updated Cash Flow Forecast line item includes a variance of more than 10% from the prior projected amount for such line item, the Updated Cash Flow Forecast shall include an explanation of the reason for such variance. Additionally, on each Wednesday, the Borrower shall provide with respect to itself, its and its Subsidiaries, on a consolidated basis, a report for the week ending the previous Friday, in form and substance reasonably satisfactory to the Administrative Agent, specifying (A) the cash on hand in deposit accounts at the beginning of such week, (B) cash receipts received during such week, with a schedule detailing daily collections, (C) cash disbursed during such week in payment of expenses, (D) the cash on hand in deposit accounts at the end of such week and (E) a comparison of such amounts to the comparable amounts in the Cash Flow Forecast for such week and in the aggregate for the applicable Cash Flow Forecast period. Further, commencing on December 2 501951041 v5 1205867.00001

15, 2018 and on or before the 15th calendar day of each subsequent month, the Borrower shall provide the Administrative Agent with an accounts receivable aging report with respect to itself and its Subsidiaries. (d) Collateral Perfection Certificate. No less than 30 calendar days after the date of this Agreement, the Loan Parties shall complete, certify as to the completeness and accuracy, in all material respects, of the information contained therein and deliver to the Administrative Agent a collateral perfection certificate in form and substance reasonably acceptable to the Administrative Agent with respect to the assets of the Borrower and its Subsidiaries. (e) Additional Information. The Loan Parties shall provide such other information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time reasonably request. The failure by the Loan Parties to comply with any of the requirements set forth in Section 2 shall constitute an Event of Default under Article VIII of the Credit Agreement; provided, however, if such non-compliance is with respect to Section 2(c) or Section 2(e) hereof, such failure thereunder shall become an Event of Default under Article VIII of the Credit Agreement only if such failure continues unremedied for a period of three (3) Business Days after delivery by the Administrative Agent to the Borrower of notice of such non-compliance. SECTION 3. Acknowledgement and Confirmation. Each of the Loan Parties party hereto hereby agrees and acknowledges that with respect to each Loan Document to which it is a party, after giving effect to this Agreement and the transactions contemplated hereunder: (a) as of November 14, 2018, subject to additions and other adjustments as permitted under the Loan Documents, the aggregate balance of the outstanding Obligations under the Credit Agreement is equal to $127,289,308.54, and that the respective balances of the various Loans and the LC Obligations as of such date were equal to the following: Term A Loans $47,862,500.00 Term B Loans $48,125,000.00 Revolving Loans (excluding LC Obligations) $28,500,000.00 LC Obligations $1,500,000.00 Interest and LC Fees and Unused Fees $1,301,808.54 TOTAL $127,289,308.54 The foregoing amounts do not include interest accruing after November 14, 2018, additional fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents. Further, each of the Loan Parties acknowledges and agrees that the above described amounts are not subject to any offset, reduction, counterclaim or defense by the Loan Parties. (b) all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall, except as expressly set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis; and (c) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in the Loan Documents of each such Lien and security interest continues in full force and 3 501951041 v5 1205867.00001 effect on a continuous basis, unimpaired, uninterrupted and undischarged as Collateral for the Obligations, to the extent provided in such Loan Documents. SECTION 4. Conditions of Effectiveness of this Agreement. This Agreement shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Waiver Effective Date”): (a) Counterparts of this Agreement. The Administrative Agent’s receipt, which shall be originals or electronic copies (including “.pdf” or similar format and, to the extent required by the Administrative Agent followed promptly by originals) unless otherwise specified or otherwise not applicable, of this Agreement, duly executed by (i) a Senior Officer of each of Holdings, the Parent, the Borrower, and each other Loan Party existing as of the Waiver Effective Date, (ii) the Administrative Agent, and (iii) the Consenting Lenders constituting Required Lenders. (b) Initial Cash Flow Forecast. The Administrative Agent shall have received the Initial Cash Flow Forecast along with supporting certification as specified in Section 2(c) of this Agreement. (c) Expenses. The Borrower shall have paid all reasonable and documented expenses of the Administrative Agent and Compass Bank in its capacity as Lender incurred or accrued through the Waiver Effective Date, including the reasonable and documented legal fees and expenses of (i) McGuireWoods LLP, as prior legal counsel for the Administrative Agent and (ii) K&L Gates LLP, existing counsel for the Administrative Agent, for which summary invoices have been delivered to the Borrower (without waiver of any privilege or confidentiality). Without limiting the generality of the provisions of Section 9.3(c) of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Waiver Effective Date specifying its objection thereto. SECTION 5. Costs and Expenses. The Loan Parties hereby reconfirm their obligations under the Loan Documents, including Section 10.4 of the Credit Agreement, to make payments and reimbursements in accordance with the terms thereof (including with respect to this Agreement). SECTION 6. Representations and Warranties. To induce the Administrative Agent and the other Lenders to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the other Lenders on and as of the Waiver Effective Date (and, in each case, after giving effect to the limited waiver contained in Section 1 of this Agreement) that, in each case: (a) the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects) on and as of the Waiver Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects as of such earlier date); (b) no Default or Event of Default exists and is continuing immediately prior to or after giving effect to this Agreement, in each case, other than as expressly waived hereunder; 4 501951041 v5 1205867.00001

(c) the execution, delivery and performance by such Loan Party of this Agreement have been duly authorized by all necessary corporate and other organizational action and do not and will not require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person other than the authorizations, approvals, actions, notices and filings listed on Schedule 5.3 of the Disclosure Schedules, all of which have been duly obtained, taken, given or made and are in full force and effect on the Waiver Effective Date; and (d) this Agreement has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms; provided that the enforceability hereof is subject to general principles of equity, principles of good faith and fair dealing and to bankruptcy, insolvency and similar Laws affecting the enforcement of creditors’ rights generally. SECTION 7. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the Waiver Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Agreement. (b) The Credit Agreement and each of the other Loan Documents, as specifically modified by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Without limiting the generality of the foregoing, the Collateral Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as modified by this Agreement. SECTION 8. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. SECTION 10. Release. Each of the Parent, Holdings, the Borrower and each other Loan Party, on behalf of itself and its Subsidiaries, successors, assigns and other legal representatives, hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature (collectively, the “Claims”), whether known or unknown, which any of them have, may have, or might assert at the time of the execution of this Agreement or in the future against the Administrative Agent, the Lenders and/or their respective present and former parents, affiliates, 5 501951041 v5 1205867.00001 participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (each a “Releasee”), directly or indirectly, which occurred, existed, were taken, permitted or begun from the beginning of time through the date hereof, arising out of, based upon, or in any manner connected with (a) the Loan Documents and/or the administration thereof or the Obligations created thereby, (b) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any of the Obligations, or (c) any matter related to the foregoing; provided that (i) the foregoing shall not release Claims arising following the date hereof, and (ii) such release shall not be available to any Releasee with respect to a Claim to the extent that such Claim is determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Releasee. SECTION 11. Acknowledgments; Reservation of Rights. (a) The Loan Parties hereby acknowledge and agree that the Specified Defaults constitute Events of Default under the Credit Agreement and, in the absence of the limited waiver set forth in Section 1 of this Agreement, permits the Administrative Agent and the Lenders to, among other things, take any enforcement action or otherwise exercise any or all rights and remedies provided for under the Loan Documents or applicable law including, without limitation, those described in Section 11 of this Agreement. (b) The Loan Parties hereby acknowledge and agree that each of the Administrative Agent and the Lenders expressly reserves all of its rights, powers, privileges and remedies under the Credit Agreement, other Loan Documents and/or applicable law, including, without limitation, its right at any time from and after termination or expiration of the Waiver Period, (i) to determine not to make further Loans or issue Letters of Credit under the Credit Agreement as a result of the Specified Defaults and/or to terminate their Commitments to make Loans and issue Letters of Credit, (ii) to accelerate the Obligations, (iii) to charge the default rate of interest in respect of the Obligations (as of any date from and after the date on which the Specified Defaults first occurred) and to enforce the prohibition against incurring, continuing or converting any Loan as or into a Eurodollar Rate Loan, (iv) to commence any legal or other action to collect any or all of the Obligations from any or all of the Loan Parties, and any other person liable therefor and/or any collateral, (v) to foreclose or otherwise realize on any or all of the collateral and/or as appropriate, set-off or apply to the payment of any or all of the Obligations, any or all of the collateral, (vi) to take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement, other Loan Documents or applicable law, and (vii) to reject any forbearance, financial restructuring or other proposal made by or on behalf of Borrower, any other Loan Party or any creditor or equity holder. Each of the Administrative Agent and the Lenders may exercise their respective rights, powers, privileges and remedies, including those set forth in (i) through (vii) above at any time after the termination or expiration of the Waiver Period in its sole and absolute discretion without further notice. No oral representations or course of dealing on the part of the Administrative Agent, any Lender or any of its officers, employees or agents, and no failure or delay by the Administrative Agent or any Lender with respect to the exercise of any right, power, privilege or remedy under any of the Credit Agreement, other Loan Documents or applicable law shall operate as a waiver thereof, and the single or partial exercise of any such right, power, privilege or remedy shall not preclude any later exercise of any other right, power, privilege or remedy. (c) The Loan Parties, the Administrative Agent and the Lenders party hereto hereby acknowledge and agree that to date, Administrative Agent and the Lenders have not elected to exercise any such rights and remedies available to them. [The remainder of this page is intentionally left blank.] 6 501951041 v5 1205867.00001

FRANKLIN SYNERGY BANK, as Lender By: Name: Title: Northstar Healthcare Acquisitions, L.L.C. Limited Waiver to Credit Agreement Signature Pages

BOKF, NA dba BANK OF TEXAS, as Lender By: Name: Title: Northstar Healthcare Acquisitions, L.L.C. Limited Waiver to Credit Agreement Signature Pages

FIRST TENNESSEE BANK, as Lender By: Name: Title: Northstar Healthcare Acquisitions, L.L.C. Limited Waiver to Credit Agreement Signature Pages